UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Event Reported: April 3, 2012

Tufco Technologies, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	0-21018	39-1723477
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

PO Box 23500, Green Bay, Wisconsin	54305
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 920.336.0054

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On April 3, 2012, Tufco, L.P., a subsidiary of Tufco Technologies, Inc. entered into a Commercial Security Agreement in favor of JPMorgan Chase Bank N.A. to secure obligations under the First Amended and Restated Credit Agreement among Tufco, L.P., the Company, JPMorgan Chase Bank N.A., as lender, and the guarantors party thereto. The Commercial Security Agreement grants to the lender a security interest in all of the accounts and inventory of Tufco, L.P.

The Commercial Security Agreement is filed herewith as Exhibit 10.1 and the foregoing description of the Commercial Security Agreement is qualified in its entirety by reference to such Exhibit.

ITEM 9.01(d) FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description
10.1	Commercial Security Agreement by Tufco, L.P., in favor of JPMorgan Chase Bank N.A., dated April 3, 2012.

(remainder of page intentionally left blank; signature on following page.)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUFCO TECHNOLOGIES, INC.

Dated: April 6, 2012	By:	/s/ Michael B. Wheeler
Michael B. Wheeler
Executive Vice President, Chief Financial Officer and Chief Operating Officer

INDEX TO EXHIBITS

Exhibit No.	Description
10.1	Commercial Security Agreement by Tufco, L.P., in favor of JPMorgan Chase Bank N.A., dated April 3, 2012.